Exhibit 32†

CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10 -Q of Smurfit Westrock plc (the “Company”) for the quarter ended March 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “ Report”), each of the undersigned officers the Company does hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: May 9, 2025    By:/s/ Anthony Smurfit     Anthony Smurfit
President and Group Chief Executive Officer
Date: May 9, 2025    By:/s/ Ken Bowles     Ken Bowles
Executive Vice President and Group Chief Financial Officer